UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (RULE 14a-101) SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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IRON MOUNTAIN INCORPORATED
(Name of Registrant as Specified In Its Charter)

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On April 4, 2011 Iron Mountain Incorporated issued the following press release:

Iron Mountain Announces Record Date for 2011 Annual Meeting of Stockholders

BOSTON — April 4, 2011 — Iron Mountain Incorporated (NYSE: IRM), the information management company, today announced that it has established a record date for the Company’s 2011 Annual Meeting of Stockholders.

Iron Mountain stockholders of record at the close of business on Tuesday, April 12, 2011, will be entitled to vote at the Annual Meeting.

The Annual Meeting date has not yet been set and will be provided after the Securities and Exchange Commission (SEC) completes its review of the Company’s proxy statement.

About Iron Mountain

Iron Mountain Incorporated (NYSE: IRM) provides information management services that help organizations lower the costs, risks and inefficiencies of managing their physical and digital data. The company’s solutions enable customers to protect and better use their information—regardless of its format, location or lifecycle stage—so they can optimize their business and ensure proper recovery, compliance and discovery. Founded in 1951, Iron Mountain manages billions of information assets, including business records, electronic files, medical data, emails and more for organizations around the world. Visit www.ironmountain.com for more information.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws, and is subject to the safe-harbor created by such Act.  Forward-looking statements include statements regarding our goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as our expected continued productivity improvements, international expansion and intent and ability to repurchase shares and pay dividends.  These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from those contemplated in the forward-looking statements. Such factors include, but are not limited to: (i) the cost to comply with current and future laws, regulations and customer demands relating to privacy issues; (ii) the impact of litigation or disputes that may arise in connection with incidents in which the Company fails to protect its customers’ information; (iii) changes in the price for the Company’s services relative to the cost of providing such services; (iv) changes in customer preferences and demand for the Company’s services; (v) the cost or potential liabilities associated with real estate necessary for the Company’s business; (vi) the performance of business partners upon whom the Company depends for technical assistance or management expertise outside the United States;  (vii) changes in the political and economic environments in the countries in which the Company’s international subsidiaries operate; (viii) in the various digital businesses in which the Company is engaged, the Company’s ability to keep up with rapid technological changes, evolving industry expectations and changing customer requirements or competition for customers; (ix) claims that the Company’s technology violates the intellectual property rights of a third party; (x) the impact of legal restrictions or limitations under stock repurchase plans on price, volume or timing of stock repurchases; (xi) the impact of alternative, more attractive investments on dividends or stock repurchases; (xii) the

Company’s ability or inability to complete acquisitions on satisfactory terms and to integrate acquired companies efficiently; (xiii) other trends in competitive or economic conditions affecting the Company’s financial condition or results of operations not presently contemplated; and (xiv) other risks described more fully in the Company’s most recently filed Annual Report on Form 10-K under “Item 1A. Risk Factors.” Except as required by law, Iron Mountain undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information

This may be deemed to be solicitation material in respect of the proposals described in the Company’s preliminary proxy statement in connection with its 2011 Annual Meeting of Stockholders, filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 1, 2011. In addition, the Company will file with, or furnish to, the SEC all relevant materials, including a definitive proxy statement (when available). BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING, THE PRELIMINARY PROXY STATEMENT FILED BY THE COMPANY ON APRIL 1, 2011 AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS.  The definitive proxy statement (when available) will be mailed to stockholders of the Company. Stockholders will be able to obtain, without charge, a copy of the preliminary proxy statement, the definitive proxy statement (when available) and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov.  The preliminary proxy statement, definitive proxy statement (when available) and other relevant documents will also be available, without charge, by directing a request by mail or telephone to Iron Mountain Incorporated, Attn: Investor Relations, 745 Atlantic Avenue, Boston, Massachusetts 02111, or from the Company’s website, www.ironmountain.com, or by contacting Innisfree, toll free at (877) 717-3898.

The Company, its directors and executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the 2011 Annual Meeting of Stockholders. Additional information regarding the interests of such potential participants is included in the preliminary proxy statement and will be included in the definitive proxy statement (when available).

Contacts:

Stephen P. Golden

Vice President, Investor Relations

Iron Mountain

617-535-4769

Judith Wilkinson / Andrea Rose

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Alan Miller / Jennifer Shotwell / Scott Winter

Innisfree M&A Incorporated

212-750-5833